EQ ADVISORS TRUST

SUPPLEMENT DATED MAY 1, 2007 THE PROSPECTUS DATED MAY 1, 2007

This Supplement updates certain information contained in the Prospectus dated May 1, 2007 of the EQ Advisors Trust (“Trust”). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in connection with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about the proposed reorganization of certain Portfolios of the Trust.

Information Regarding the

EQ/AllianceBernstein Growth and Income Portfolio

A shareholder meeting has been scheduled for July 5, 2007 at which shareholders of the EQ/AllianceBernstein Growth and Income Portfolio (“Growth and Income Portfolio”) will vote on an Agreement and Plan of Reorganization (“Reorganization Agreement”), which contemplates the transfer of all of the assets of the Growth and Income Portfolio to the EQ/AllianceBernstein Value Portfolio (“Value Portfolio”) in exchange for the assumption by the Value Portfolio of all of the liabilities of the Growth and Income Portfolio and Class IA or Class IB shares of the Growth and Income Portfolio.

Subject to shareholder approval, the effective date of the Reorganization is anticipated to be on or about July 6, 2007. Until that date, however, you will be able to purchase, redeem and exchange shares in the Growth and Income Portfolio (subject to the usual limitations described in the Trust’s Prospectus). Accordingly, if you intend to engage in such transactions, you should read this Supplement to the Prospectus, together with the Trust’s Prospectus dated May 1, 2007.

Additional information regarding the Reorganization will be sent to shareholders of the Growth and Income Portfolio as part of proxy solicitation materials.

Information Regarding the

EQ/Capital Guardian U.S. Equity Portfolio

A shareholder meeting has been scheduled for July 5, 2007 at which shareholders of the EQ/Capital Guardian U.S. Equity Portfolio (“Equity Portfolio”) will vote on an Agreement and Plan of Reorganization (“Reorganization Agreement”), which contemplates the transfer of all of the assets of the Equity Portfolio to the EQ/Capital Guardian Research Portfolio (“Research Portfolio”) in exchange for the assumption by the Research Portfolio of all of the liabilities of the Equity Portfolio and Class IA or Class IB shares of the Equity Portfolio.

Subject to shareholder approval, the effective date of the Reorganization is anticipated to be on or about July 6, 2007. Until that date, however, you will be able to purchase, redeem and exchange shares in the Equity Portfolio (subject to the usual limitations described in the Trust’s Prospectus). Accordingly, if you intend to engage in such transactions, you should read this Supplement to the Prospectus, together with the Trust’s Prospectus dated May 1, 2007.

Additional information regarding the Reorganization will be sent to shareholders of the Equity Portfolio as part of proxy solicitation materials.